Supplement dated February 19, 2003
                        to Prospectuses dated May 1, 2002
                    and to Plus Prospectus dated May 10, 2002

 Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts and Modified Single Payment Combination Fixed and Variable Life Insurance Contract

                                    issued by

    The Sage Variable Annuity Account A, The Sage Variable Life Account A and
                      Sage Life Assurance of America, Inc.



This Supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or your prospectus for the modified single payment combination fixed and variable life insurance contract. The section in your prospectus "Additional Information About Sage Life Assurance of America, Inc." is amended as follows:

A.M. Best Co. has reaffirmed its financial strength rating of A- (Excellent) of Sage Life Assurance of America, Inc., has removed the rating from its "under review" classification, and indicates that the rating outlook is "stable."

Fitch Ratings has downgraded the insurer financial strength rating of Sage Life Assurance of America, Inc. to A- "Strong" from A "Strong".

Future changes to Sage Life's ratings, if any, will be available to you by telephoning our Customer Service Center at (877) 835-7243.